Exhibit 32(a)
18 U.S.C. SECTION 1350 CERTIFICATION
I, William R. Johnson, Chairman, President and Chief Executive Officer, of H. J. Heinz Company, a Pennsylvania corporation (the “Company”), hereby certify that, to my knowledge:

1.
The Company’s periodic report on Form 10-Q for the period ended October 26, 2011 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William R. Johnson
Name:	William R. Johnson
Title:	Chairman, President and
Chief Executive Officer

Date: November 22, 2011